Exhibit 99.1

Ryan Bowie Vice President and Treasurer

Company Overview First Quarter Results and Outlook Overview of Chicago Market Fairmont Chicago / Aqua Master Plan Q&A Agenda

Value Creation Strategy Operations Acquisitions Dispositions Life Cycle Redevelopment & Collateral Opportunities Driving Long-Term Earnings Growth

WESTIN
HOTELS & RESORTS
Fairmont
HOTELS & RESORTS
Marriott
HOTELS · RESORTS · SUITES
INTER-CONTINENTAL
HOTELS AND RESORTS
Marriott
HOTELS · RESORTS · SUITES
Marriott
HOTELS · RESORTS · SUITES
Fairmont
HOTELS & RESORTS
FOUR SEASONS
Hotels and Resorts
LOEWS HOTELS
HYATT
HYATT
Marriott
HOTELS · RESORTS · SUITES
HOTEL DEL CORONADO
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts
RENAISSANCE.
HOTELS & RESORTS
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts

Paris, France
Hamburg, Germany
Prague, Czech Republic
Chicago
Mexico City
Punta Mita Resort
Phoenix
at Civic Plaza
Lincolnshire Resort
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
Chicago
Miami
Santa Monica Beach Hotel
Half Moon Bay
La Jolla
Washington, D.C.
St. Francis
Laguna Niguel
London, England
Scottsdale
Paris, France
Portfolio Overview
Disciplined Acquisition Process
20 Hotels and Resorts
9,042 Rooms

Fairmont Chicago

Marriott London Grosvenor Square

Four Seasons Washington, D.C.

Ritz-Carlton Half Moon Bay

Hotel del Coronado

Four Seasons Punta Mita

Westin St. Francis

WESTIN
HOTELS & RESORTS
Fairmont
HOTELS & RESORTS
Marriott
HOTELS·RESORTS·SUITES
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts
LOEWS HOTELS
HYATT
Fairmont
HOTELS & RESORTS
HYATT
HOTEL DEL CORONADO
FOUR SEASONS
Hotels and Resorts
FOUR SEASONS
Hotels and Resorts
INTER-CONTINENTAL
HOTELS AND RESORTS
Marriott
HOTELS·RESORTS·SUITES
Marriott
HOTELS·RESORTS·SUITES
Marriott
HOTELS·RESORTS·SUITES
RENAISSANCE.
HOTELS & RESORTS
INTER-CONTINENTAL
HOTELS AND RESORTS

Paris, France
Hamburg, Germany
Prague, Czech Republic
Chicago
Mexico City
Punta Mita Resort
Phoenix
at Civic Plaza
Lincolnshire Resort
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
Chicago
Miami
Santa Monica Beach Hotel
Half Moon Bay
La Jolla
Washington, D.C.
St. Francis
Laguna Niguel
London, England
Scottsdale
Paris, France
Portfolio Overview
Disciplined Acquisition Process
20 Hotels and Resorts
9,042 Rooms

Food and beverage systems Labor management systems Management contract compliance Aggressive asset management oversight Operations

Market research Develop master plan Identify discrete projects Execute in context of cycles Redevelopment Master Planning Drives Reinvestment Strategy

Collateral Opportunities
Hotel del Coronado
– Beach Club
– Condominium hotel units
– Retail
Four Seasons Punta Mita
– Expansion land (La Solana, H5)
– Fractional and whole ownership residential
– Retail, spa and food and beverage upgrades
It’s Not Just About the Rooms!

Company Overview First Quarter Results and Outlook Agenda

Q1 2008 Performance
North American Portfolio – Excluding Fairmont Chicago
Q1 2007
Q1 2008
Total RevPAR $356.84 2.5% $365.91
RevPAR $191.41 3.1% $197.38
GOP Margin 37.5% 30 bps 37.8%
FFO / Share $0.29 6.9% $0.31
Contingency Plans Saved 90 bps in Q1 EBITDA Margins

First Quarter Highlights and Trends
Four month RevPAR increase of 5.5%
Moderate slowing in demand
– Diminishing lag between GDP and lodging demand
– 87% of group business on the books
– Modest weakness in weekend transient business

-20 -15 -10 -5 0 5 10 15 RevPAR % Chg Supply % Change Historical RevPAR Growth Luxury 7.4% 11.3% 0.9%

Key 2008 Strategies Revenue management Property level cost management Corporate level cost management Preserve corporate liquidity – Defer capital expenditures – Execute select asset sales

Dave Hogin Vice President, Asset Management

Company Overview First Quarter Results and Outlook Overview of Chicago Market Agenda

Chicago Lodging Market
Third largest convention city in the U.S.
McCormick Place convention facility is largest in the U.S.
– Recently completed $850 million, 470,000 square foot expansion
– 3 million visitors annually
– 2.7 million square feet of exhibit halls
– 700,000 square feet of meeting room space

Limited Competitive Supply Growth Trump – 286 rooms Aqua – 213 rooms JW Marriott – 550 rooms Fairmont Chicago Competitive Set 0.3% 0.2% 0.0% 0.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2008 2009 2010 2011

Company Overview First Quarter Results and Outlook Overview of Chicago Market Fairmont Chicago / Aqua Master Plan Agenda

Fairmont Chicago Overview
Acquired in September 2005
$154.7 million purchase price; $224,000 per key
692 guestrooms; 62,000 square feet of meeting space
Fairmont is positioned as
the
luxury meetings hotel
$45 million renovation to be completed in May 2008
EBITDA increase of 22% since acquisition

Prime Location
Activity continues to move south on Michigan Ave.
24.5-acre Millennium Park completed July 2004
– Considered the largest roof garden in the world
– Formerly a railroad yard
28-acre Lakeshore East Development
– 4,950 residences
– 2.2 million SF of commercial space
– 770,000 SF of retail space

FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
FUTURE DEVELOPMENT
WATERSIDE DRIVE
Harbor Point
Lake Michigan
TENNIS COURT
TENNIS COURT
Daley Bicentennial Plaza
Aon Center
Fairmont Hotel
Hyatt Regency
Columbus Plaza

Master Plan Overview
Position the hotel as the premier high-end group hotel in Chicago
Update into a more contemporary-luxury theme
Improve food and beverage operations
Redevelop underutilized and empty space
Increase suite / room mix

Master Plan Overview
Fairmont Gold lounge
MySpa; luxury spa and fitness center
Complete renovation of guestrooms
Reposition lobby and reception area
ENO wine tasting room within lobby
MySpa
Lobby Renovation

Aqua Building Expansion
Contracted to buy 15 floors of adjacent “Aqua” tower
213 guestrooms, mostly suites which average 680 SF
27,500 SF of meeting space including 17,000 SF glazed ballroom
Early 2010 projected opening date
Connected to Fairmont via underground pedway
Aqua Building Rendering

Competitive Set
Rooms
Meeting
Space
Meeting
Space / Room
Hyatt Regency 2,019 228,000 SF 113 SF
Sheraton 1,209 225,000 SF 186 SF
Hilton 1,544 234,000 SF 152 SF
The Palmer House 1,640 139,900 SF 85 SF
Westin River North 407 28,000 SF 69 SF
Renaissance Marriott 553 34,870 SF 63 SF
The Drake 535 30,000 SF 56 SF
Westin Michigan Ave 752 37,000 SF 49 SF
Swissotel - Expanded 632 65,000 SF 103 SF
Average 1,032 113,530 SF 97 SF
Fairmont Chicago - Current 686 68,000 SF 99 SF
Fairmont Hotel & Aqua - Expanded 899 95,500 SF 106 SF

Combined Fairmont Operations
Connected and integrated with existing Fairmont hotel
Increased suite mix up to 25%
Increased ratio of meeting space per key up to 100 square feet
Fairmont Aqua Total
Standard Guestroom 536 51 587
Fairmont Gold Room 84 0 84
Suite 61 161 222
Presidential / Grand Suite 5 1 6
Total Rooms 686 213 899
Total Meeting Space 68,000 27,500 95,500

Company Overview First Quarter Results and Outlook Overview of Chicago Market Fairmont Chicago / Aqua Master Plan Q&A Agenda